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                               TENTH AMENDMENT TO
                         PBGC-LTV SETTLEMENT AGREEMENT

         This Tenth Amendment to the PBGC-LTV Settlement Agreement (this "AMENDMENT") is made as of February 25, 1997, by and among (1) Pension Benefit Guaranty Corporation ("PBGC") and (2) The LTV Corporation, a corporation organized under the laws of Delaware (in such capacity, "LTV"), and each other member of the LTV Controlled Group (as defined in the Settlement Agreement). Capitalized terms used without definition herein shall have the same meanings as set forth in the Settlement Agreement.

                                    RECITALS

          WHEREAS, on June 28, 1993, the PBGC, LTV, each other member of the Initial LTV Group, and the Administrator entered into the Settlement Agreement (the "SETTLEMENT AGREEMENT");

         WHEREAS, LTV has requested certain amendments to the Settlement Agreement and the PBGC is amenable thereto; and

         WHEREAS, the Settlement Agreement authorizes the amendment of that Agreement pursuant to an agreement entered into by the PBGC and LTV evidenced by written instrument signed by their authorized representatives.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

 SECTION 1.               AMENDMENT TO DEFINITION OF "LIEN"
                          ---------------------------------

         The definition of "Lien" in Section 1.1 (gg) is hereby amended by inserting, immediately after the word "asset" in clause (a) thereof, the parenthetical phrase "(other than a lease which is not a Capital Lease)."
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 SECTION 2.   AMENDMENT TO ARTICLE VIII
              -------------------------

        Section 8.1 (a) is hereby amended by deleting the word "and" before clause (v) and the period after clause (v) and inserting the following clause immediately following clause (v) thereof:

        "; and (vi) this Section 8.1(a) shall not apply to the sale or lease of assets forming a part of a sale and leaseback transaction otherwise permitted by this Agreement."

 SECTION 3.   AMENDMENTS TO SECTION 12.3
              --------------------------

        (i) The proviso in Section 12.3(b) is hereby amended to read in its entirety as follows:

        "provided, that this provision shall not prohibit the sale and leaseback of property (i) under circumstances where a direct Lien on such property could have been created without violating the provisions of Section 12.3(a) or (ii) acquired by any member of The LTV Group on or prior to June 28, 1993, provided that the aggregate amount of the liability (determined as hereinafter provided) outstanding at any time under all such leases of property acquired on or prior to June 28, 1993 shall not exceed $10,000,000, it being understood that such liability shall be determined as if the lease portion of each such sale and leaseback was accounted for as a Capital Lease."

        (ii) Clause (iv)(b) of the definition of "Permitted Indebtedness" in
 Section 12.3(c) is hereby amended by changing the phrase "$50 million" to "$150 million."

 SECTION 4.    EFFECTIVENESS AND MISCELLANEOUS PROVISIONS
               ------------------------------------------
        A. EFFECTIVENESS. This Amendment shall become effective as of February 25, 1997 (THE "TENTH AMENDMENT EFFECTIVE DATE") when it, or a counterpart thereof, is executed by a duly authorized officer of each of the PBGC and LTV.

        B.     REFERENCE TO AND EFFECT ON THE SETTLEMENT AGREEMENT.

               (i) On and after the Tenth Amendment Effective Date, each reference in the Settlement Agreement to "this Agreement," "hereunder," "hereof" "herein" or words of like import referring to the Settlement Agreement shall mean and be a reference to the Settlement Agreement as amended by this Amendment.

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                 (ii) Except as specifically amended by this Amendment, the
 Settlement Agreement shall remain in full force and effect.

         C. APPLICABLE LAW. This Amendment shall be interpreted in accordance with and governed by the law of the State of New York, except to the extent preempted by federal law.

         D. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties to this Amendment have caused this Amendment to be duly executed and delivered by their respective duly authorized officers or representatives as of the day and year first written above.


                                        PENSION BENEFIT GUARANTY CORPORATION

                                        By:  Inelegible
                                           ------------------------------------

                                        Title:Deputy Executive Director and
                                              Chief Negotiator
                                              ---------------------------------

                                        Date: 2/28/97
                                             ----------------------------------


                                        THE LTV CORPORATION, on behalf of itself and the other members of the LTV Controlled Group

                                        By:     Inelegible
                                           ------------------------------------

                                        Title:  Senior VP & CFO
                                              ---------------------------------

                                        Date:   2/24/97
                                             ----------------------------------


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